SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Enhanced Commodity Strategy Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Darwei Kung, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2010.
Jeff Morton, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2022.
Avraham D. Feinberg, CFA, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
May 24, 2023
PROSTKR23-61